UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: May 7, 2014
(Date of earliest event reported)
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Papa Murphy’s Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36432 (Commission File Number)	27-2349094 (IRS Employer Identification No.)

8000 NE Parkway Drive, Suite 350 Vancouver, WA (Address of principal executive offices)	98662 (Zip Code)

(360) 260-7272
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 7, 2014, in connection with its initial public offering (the “Offering), Papa Murphy’s Holdings, Inc. (the “Company”) entered into a Stockholder’s Agreement (the “Stockholder’s Agreement”) with LEP Papa Murphy’s Holdings, LLC (“Lee Equity”), as described in the Company’s prospectus (the “Prospectus”), dated May 1, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Company’s Registration Statement on Form S-1 (File No. 333-194488), as amended (the “Registration Statement”).
Under the terms of the Stockholder’s Agreement, Lee Equity has certain rights based on its ownership of the Company’s issued and outstanding common stock. So long as Lee Equity (or one or more of its affiliates, to the extent assigned thereto), individually or in the aggregate, owns (i) 20% or more of the voting power of the issued and outstanding shares of the Company’s common stock, Lee Equity will be entitled to designate two director designees or (ii) 10% or more of the voting power of the issued and outstanding shares of the Company's common stock, Lee Equity will be entitled to designate one director designee, in each case to serve on the Board at any meeting of stockholders at which directors are to be elected to the extent that Lee Equity does not have a director designee then serving on the Board. In addition, Lee Equity has approval rights for certain corporate actions by the Company for as long as it owns 25% of the Company’s issued and outstanding common stock. Lee Equity also will be granted customary non-public information of the Company and the right to share such material non-public information with any potential purchaser of the Company that executes an acceptable confidentiality agreement, in each case for as long as it owns more than 10% of the Company’s issued and outstanding common stock. The Stockholder’s Agreement will terminate upon the written request of Lee Equity or at such time as Lee Equity own less than 10% of our common stock.
The terms of the Stockholder’s Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.
The foregoing description of the Stockholder’s Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholder’s Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference.
Second Amended and Restated Stockholders’ Agreement
In connection with the Offering, the Company also amended its existing stockholders’ agreement, dated June 11, 2012, as amended (the “Existing Agreement”), pursuant to which the Existing Agreement automatically terminated in connection with the Offering, except for certain provisions which explicitly survive, including the registration rights provisions, as set forth in the amended stockholders’ agreement (the “Second Amended and Restated Stockholders’ Agreement) as described in the Prospectus. The registration rights provisions provide for customary registration rights, including demand and short-form registration rights for Lee Equity and piggyback registration rights for such stockholders party to the Existing Agreement. The Company is not obligated to effect more than 10 demand registrations, more than one demand registration during any four-month period or any demand registration unless the aggregate gross proceeds expected to be received from the sale of securities are at least $10 million in any offering.
Lee Equity may assign all or any portion of its rights under the registration rights provisions of the Second Amended and Restated Stockholders’ Agreement to its affiliates or any third party in connection with a sale by Lee Equity of 10% or more of the Company’s outstanding common stock. The provisions of the Second Amended and Restated Stockholders’ Agreement also contain restrictions on the ability of our members of management who are party thereto to transfer shares of our common stock. Generally, shares will be nontransferable for the two year period following the Offering except, subject to any other lock-up period that may be in effect from time to time except transfers made pursuant to (i) certain piggyback rights, (ii) sales pursuant to an effective registration statement filed by us under the Securities Act at the request of Lee Equity, (iii) a transfer made simultaneous with or subsequent to a transfer of shares made by Lee Equity, and (iv) a transfer which would result in such management shareholder retaining the same (or greater) pro rata ownership of the voting power of the outstanding shares of our common stock as such management shareholder held prior to the transfer.
The terms of the Second Amended and Restated Stockholders’ Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.
The foregoing description of the Second Amended and Restated Stockholders’ Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Stockholders’ Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference.

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth under each of Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective May 7, 2013, the Fifth Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company became effective, as contemplated by the Prospectus. The Charter and the Bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Charter and Bylaws are substantially the same as the terms set forth in the form previously filed as Exhibit 3.1 and Exhibit 3.2, respectively, to the Registration Statement and as described therein.

Item 8.01 Other Events.
On May 7, 2014, “Company” announced the closing of its initial public offering of 5,833,333 shares of its common stock at a price of $11.00 per share. The selling stockholders identified in the prospectus granted the underwriters an option for a period of 30 days from the date of the prospectus to purchase an additional 874,999 shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed with this report:

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
3.1	Fifth Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Second Amended and Restated Stockholders' Agreement.
10.1	Stockholder's Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA MURPHY’S HOLDINGS, INC.

By:	/s/ Mark Hutchens
Name: Mark Hutchens
Title: Chief Financial Officer

Date: May 12, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
3.1	Fifth Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated Bylaws.
4.1	Second Amended and Restated Stockholders' Agreement.
10.1	Stockholder's Agreement.